Exhibit 10.1
SECOND AMENDMENT
This Second Amendment to the Existing Credit Agreement (as defined below), dated as of January 13, 2026 (this “Amendment”), among BEAZER HOMES USA, INC., a Delaware corporation (the “Borrower”), each Guarantor (as defined in the Existing Credit Agreement) party hereto, each Lender (as defined in the Existing Credit Agreement) party hereto (such Lenders constituting the Required Lenders under the Existing Credit Agreement) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders party hereto (such Lenders constituting the Required Lenders under the Existing Credit Agreement) and the Administrative Agent are parties to the Credit Agreement dated as of October 13, 2022 (as modified by that certain Commitment Increase Activation Notice, dated as of October 12, 2023, that certain Commitment Increase Activation Notice and New Lender Supplement, dated as of October 12, 2023, that certain First Amendment, dated as of March 15, 2024, that certain Commitment Increase Activation Notice, dated as of January 28, 2025, that certain Commitment Increase Activation Notice and New Lender Supplement, dated as of January 28, 2025, and that certain L/C Commitment Increase Notice, dated as of August 18, 2025, and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”), by and among the Borrower, the Lenders and Issuing Lenders party thereto from time to time and the Administrative Agent; and
WHEREAS, in accordance with the provisions of Section 10.1 of the Existing Credit Agreement, the Borrower has requested, and the Lenders party hereto (such Lenders constituting the Required Lenders under the Existing Credit Agreement) have agreed, subject to the terms and conditions set forth herein and in the Existing Credit Agreement, to amend the Existing Credit Agreement as set forth in Section 2 of this Amendment.
NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
SECTION 1.Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Existing Credit Agreement.
SECTION 2.Amendments to the Existing Credit Agreement. As of the Second Amendment Effective Date (as defined below) and subject to the conditions set forth in Section 3 of this Amendment:
(a)Section 7.1(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
Minimum Interest Coverage Ratio: (a) Prior to the end of the fiscal quarter of the Borrower ending on December 31, 2025, as of the end of each fiscal quarter of the Borrower, fail to maintain an Interest Coverage Ratio greater than 1.50:1.00 and (b) thereafter, as of the end of each fiscal quarter of the Borrower (commencing with the fiscal quarter of the Borrower ending on December 31, 2025), fail to maintain either (x) an Interest Coverage Ratio greater than 1.50:1.00 or (y) an amount of Unrestricted Cash held by the Loan Parties and their consolidated Subsidiaries in an amount not less than the Consolidated Interest Incurred for the twelve months ended on such date.
(b) Exhibit B of the Existing Credit Agreement is hereby amended in accordance with Annex I hereto by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and by inserting the double-underlined text (indicated textually in the same manner as the following example: double-underlined text), in each case in the place where such text appears therein.
SECTION 3.Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the date on which such conditions shall have been so satisfied or waived, the “Second Amendment Effective Date”):
(a)The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of (i) each Loan Party, (ii) each Lender party hereto (such Lenders constituting the Required Lenders under the Existing Credit Agreement) and (iii) the Administrative Agent.
(b)The Lenders party hereto and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel to the Administrative Agent) on or before the Second Amendment Effective Date.
(c)(i) (x) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects (except any representations and warranties which are qualified by materiality or reference to Material Adverse Effect, are correct and accurate in all respects) on and as the date hereof as if made on and as the date hereof; provided that if any such representations and warranties are expressly made only as of a prior date, such representations and warranties are true and correct in all material respects (or all respects, as applicable) as of such prior date and (y) no Default or Event of Default has occurred or is continuing on the date hereof or after giving effect to this Amendment and (ii) the Administrative Agent shall have received a certificate, dated as of the Second Amendment Effective Date and signed by a Responsible Officer of the Borrower certifying as to the foregoing.
SECTION 4.Representations and Warranties. The Borrower represents and warrants to Administrative Agent that, as of the date hereof:
(a)(i) the Borrower has the power and authority to execute and deliver this Amendment and to perform all its obligations hereunder and (ii) this Amendment has been duly executed and delivered by the Borrower and this Amendment constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally;
(b)the execution and delivery by the Borrower of this Amendment and its performance of its obligations hereunder and any and all actions taken by the Borrower (i) have been duly authorized by all requisite corporate action, (ii) will not violate or be in conflict with (A) in any material respect, any provisions of law (including, without limitation, any applicable usury or similar law), (B) in any material respect, any order, rule, regulation, writ, judgment, injunction, decree or award of any court or other agency of government, or (C) any provision of its certificate of incorporation or by-laws, (iii) will not violate, be in conflict with, result in a breach of or constitute (with or without the giving of notice or the passage of time or both) a default under any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its properties or assets is or may be bound (including without limitation any indentures pursuant to which any debt Securities of the Borrower have been issued), except in each case where such violation, conflict or breach would not reasonably be expected to have a Material Adverse Effect and (iv) except as otherwise contemplated by this Amendment, will not result in the creation or imposition of any lien, charge or encumbrance upon, or any security interest in, any of its properties or assets;
(c)(i) no order, license, consent, approval, authorization of, or registration, declaration, recording or filing (except for the filing of a Current Report on Form 8-K, and a Quarterly Report on Form 10-Q, in each case with the Securities and Exchange Commission) with, or validation of, or exemption by, any governmental or public authority (whether federal, state or local, domestic or foreign) or any subdivision thereof is required in connection with, or as a condition precedent to, the due and valid execution, delivery and performance by the Borrower of this Amendment, or the legality, validity, binding effect or enforceability of any of the respective terms, provisions or conditions thereof and (ii) to the extent that any franchises, licenses, certificates, authorizations, approvals or consents from any federal, state or local (domestic or foreign) government, commission, bureau or agency are required for the acquisition, ownership, operation or maintenance by the Borrower of properties now owned, operated or maintained by any of them, those franchises, licenses, certificates, authorizations, approvals and consents have been validly granted, are in full force and effect and constitute valid and sufficient authorization therefor, except in each case to the extent of omissions that would not have a Material Adverse Effect;
(d)each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects (except any representations and warranties which are qualified by materiality or reference to Material Adverse Effect, are correct and accurate in all respects) on and as the date hereof as if made on and as the date hereof; provided that if any such representations and warranties are expressly made only as of a prior date, such representations and warranties are true and correct in all material respects (or all respects, as applicable) as of such prior date; and
(e)no Default or Event of Default has occurred or is continuing on the date hereof or after giving effect to this Amendment.
SECTION 5.Continuing Effect; No Other Amendments or Consents; Reaffirmation.
(a)Except as expressly provided herein, all of the terms and provisions of the Existing Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Existing Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Existing Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Second Amendment Effective Date, each reference in the Existing Credit Agreement to “this Amendment,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “Credit

Agreement,” “thereunder,” “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Amended Credit Agreement. Nothing contained herein shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or the other Loan Documents or instruments securing the same, which shall remain in full force and effect, except to any extent expressly modified hereby or by instruments executed concurrently herewith. Nothing implied in this Amendment, the Existing Credit Agreement, the other Loan Documents or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any of the Borrower or any other Loan Party from any of its respective obligations and liabilities as a “Borrower” or “Loan Party” hereunder and under the Existing Credit Agreement or any other Loan Document. The Existing Credit Agreement shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or in connection herewith.
(b)The Borrower and the Administrative Agent acknowledge and agree that this Amendment shall constitute a Loan Document.
(c)Each Lender party hereto, by delivering its signature page to this Amendment on the Second Amendment Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, this Amendment and each other document required to be delivered to, or be approved by or satisfactory or reasonably satisfactory to, the Administrative Agent or such Lenders on the Second Amendment Effective Date.
(d)Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof (i) each Loan Party’s covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) each Loan Party’s guarantee (if applicable) of the Obligations under the Guarantee Agreement.
SECTION 6.Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented out-of-pocket fees and disbursements of counsel to the Administrative Agent, regardless of whether such out-of-pocket fees or disbursements have been presented to the Borrower prior to the Second Amendment Effective Date, in accordance with the terms of, and solely to the extent required by, Section 10.5 of the Existing Credit Agreement.
SECTION 7.Counterparts; Electronic Execution. The provisions of Section 10.8 of the Existing Credit Agreement are hereby incorporated herein by reference and shall apply to this Amendment and any Ancillary Document related to this Amendment mutatis mutandis.
SECTION 8.Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Amendment, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns) any legal or equitable right, remedy or claim under or by reason of this Amendment.

SECTION 9.Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 10.Miscellaneous. The provisions of Sections 10.5 and 10.12 of the Existing Credit Agreement are hereby incorporated herein by reference and shall apply to this Amendment and any Ancillary Document related to this Amendment mutatis mutandis.
SECTION 11.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 12.WAIVER OF JURY TRIAL. THE PROVISIONS OF SECTION 10.16 OF THE EXISTING CREDIT AGREEMENT ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND SHALL APPLY TO THIS AMENDMENT AND ANY ANCILLARY DOCUMENT RELATED TO THIS AMENDMENT MUTATIS MUTANDIS.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BEAZER HOMES USA, INC.

By:	/s/ David I. Goldberg
	Name:	David I. Goldberg
	Title:	Senior Vice President & Chief Financial Officer

BEAZER GENERAL SERVICES, INC.
BEAZER HOMES INDIANA HOLDINGS CORP.
BEAZER HOMES SALES, INC.
BEAZER HOMES TEXAS HOLDINGS, INC.
BEAZER REALTY LOS ANGELES, INC.
BEAZER REALTY CORP.
BEAZER HOMES HOLDINGS, LLC
BEAZER HOMES, LLC
BH MATERIALS, LLC
MARSHFIELD LAND, LLC
BH INVESTMENT HOLDINGS, LLC

By:	/s/ David I. Goldberg
	Name:	David I. Goldberg
	Title:	Senior Vice President

BEAZER MORTGAGE CORPORATION

By:	/s/ David I. Goldberg
	Name:	David I. Goldberg
	Title:	President & Chief Executive Officer

BEAZER CLARKSBURG, LLC BEAZER HOMES INVESTMENTS, LLC DOVE BARRINGTON DEVELOPMENT LLC BEAZER GAIN, LLC BALLARD GREEN UTILITY COMPANY, LLC

By:	BEAZER HOMES, LLC, its Sole Member

By:	/s/ David I. Goldberg
	Name:	David I. Goldberg
	Title:	Senior Vice President & Chief Financial Officer
[Signature Page to Second Amendment]

BEAZER REALTY SERVICES, LLC

By:	BEAZER HOMES INVESTMENTS, LLC, its Sole Member

By:	BEAZER HOMES, LLC, its Sole Member

By:	/s/ David I. Goldberg
	Name:	David I. Goldberg
	Title:	Senior Vice President & Chief Financial Officer

BEAZER HOMES TEXAS, L.P.

By:	BEAZER HOMES TEXAS HOLDINGS, INC, its General Partner

By:	/s/ David I. Goldberg
	Name:	David I. Goldberg
	Title:	Senior Vice President

BH BUILDING PRODUCTS, LP

By:	BH PROCUREMENT SERVICES, INC, its General Partner

By:	BEAZER HOMES TEXAS, L.P., its Sole Member

By:	BEAZER HOMES TEXAS HOLDINGS, INC, its General Partner

By:	/s/ David I. Goldberg
	Name:	David I. Goldberg
	Title:	Senior Vice President

[Signature Page to Second Amendment]

BH PROCUREMENT SERVICES, INC.

By:	BEAZER HOMES TEXAS, L.P., its Sole Shareholder

By:	BEAZER HOMES TEXAS HOLDINGS, INC, its General Partner

By:	/s/ David I. Goldberg
	Name:	David I. Goldberg
	Title:	Senior Vice President

BEAZER HOMES INDIANA LLP

By:	BEAZER HOMES INVESTMENTS, LLC, its Managing Partner

By:	BEAZER HOMES, LLC, its Sole Member

By:	/s/ David I. Goldberg
	Name:	David I. Goldberg
	Title:	Senior Vice President & Chief Financial Officer

CLARKSBURG ARORA LLC

By:	BEAZER CLARKSBURG, LLC, its Sole Member

By:	BEAZER HOMES, LLC, its Sole Member

By:	/s/ David I. Goldberg
	Name:	David I. Goldberg
	Title:	Senior Vice President & Chief Financial Officer

[Signature Page to Second Amendment]

CLARKSBURG SKYLARK, LLC

By:	CLARKSBURG ARORA LLC, its Sole Member

By:	BEAZER CLARKSBURG, LLC, its Sole Member

By:	BEAZER HOMES, LLC, its Sole Member

By:	/s/ David I. Goldberg
	Name:	David I. Goldberg
	Title:	Senior Vice President & Chief Financial Officer

BEAZER FUNDAMENTAL, LLC

By:	BEAZER HOMES TEXAS HOLDINGS, INC., its Sole and Managing Member

By:	/s/ David I. Goldberg
	Name:	David I. Goldberg
	Title:	Senior Vice President

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent and as a Lender

By:	/s/ Nadeige Dang
	Name:	Nadeige Dang
	Title:	Executive Director

BANK OF AMERICA
as a Lender

By:	/s/ Thomas W. Nowak
	Name:	Thomas W. Nowak
	Title:	Senior Vice President

CITIZENS BANK N.A.
as a Lender

By:	/s/ Kenneth D. Stover
	Name:	Kenneth D. Stover
	Title:	Vice President

REGIONS BANK
as a Lender

By:	/s/ Jason Bell
	Name:	Jason Bell
	Title:	Vice President

ROYAL BANK OF CANADA
as a Lender

By:	/s/ William Behuniak
	Name:	William Behuniak
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

TRUIST BANK
as a Lender

By:	/s/ Connor Herman
	Name:	Connor Herman
	Title:	Vice President

[Signature Page to Second Amendment]